Exhibit 10.1

LEVI STRAUSS & CO.

LEVI STRAUSS FINANCE CENTER CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

AND

LIMITED WAIVER

This THIRD AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”) is dated as of March 18, 2004 and entered into by and among Levi Strauss & Co., a Delaware corporation ( “LS&Co”), Levi Strauss Financial Center Corporation, a Delaware corporation (“LSFCC” and, together with LS&Co, the “Borrowers”), the financial institutions listed on the signature pages hereof (the “Lenders”), and Bank of America, N.A., as agent for the Lenders (the “Agent”), and, for purposes of Section 5 hereof, the Loan Parties other than the Borrowers listed on the signature pages hereof (the “Subsidiary Parties”), and is made with reference to that certain Credit Agreement dated as of September 29, 2003, as amended by that First Amendment to Credit Agreement dated as of September 30, 2003 and that Second Amendment to Credit Agreement dated as of October 14, 2003 (the “Credit Agreement”), by and among the parties thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers and the Lenders desire to amend the Credit Agreement to make the modification set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENT TO THE CREDIT AGREEMENT

1.1 Amendment to Article 1

A. Section 1.3(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(a) Agreement to Issue or Cause to Issue. Subject to the terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of the Borrower designated by LS&Co (or, if requested by LS&Co, for the account of both LS&Co and any one of its Subsidiaries) one or more commercial/documentary and standby letters of credit (or any other credit support or other credit enhancement instrument or similar document or agreement that the Letter of Credit Issuer may from time to time be willing to issue or enter into, including without limitation any guaranty, “exposure transmittal memorandum” or other instrument, document or agreement issued or entered into for the purpose of indemnifying any credit exposure of a department, branch or Affiliate of the Letter of Credit Issuer or any other third party) (including any Existing Letter of Credit, each a “Letter of Credit”) and/or (ii) to provide credit support or other credit enhancement to a Letter of Credit Issuer acceptable to the Agent, which issues a Letter of Credit for the account of the Borrower designated by LS&Co (or, if requested by LS&Co, for the account of both LS&Co and any one of its Subsidiaries) (any such credit support or credit enhancement being herein referred to as a “Credit Support”) from time to time during the term of this Agreement. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.”

Section 2. LIMITED WAIVER

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrowers herein contained, the Lenders hereby waive compliance with the provisions of Section 7.27 of the Credit Agreement to the extent, and only to the extent, necessary to permit LS&Co to prepay its obligations (including all outstanding principal, any unpaid accrued interest and any prepayment premium), in an aggregate amount not to exceed $65,000,000, under that certain Lease Intended as Security, dated as of December 3, 1999, by and among Levi Strauss & Co. (as Lessee), Well Fargo Bank Northwest, N.A. (as Agent), and Orix USA Corp., Dime Commercial Corp., Heller Financial Leasing, Inc. and General Electric Capital Business Asset Funding Corp. (as Lessors), as supplemented by that certain Supplement to Lease Intended as Security dated as of December 21, 1999, in connection with a refinancing thereof otherwise permitted under the Credit Agreement; provided that any such prepayment shall occur on or before December 6, 2004.

Without limiting the generality of the provisions of Section 11.1 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by LS&Co with the provisions of Section 7.27 of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

(i) constitute a waiver of compliance by any Borrower with respect to (i) Section 7.27 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the proposed refinancing or otherwise); or

(ii) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective upon receipt by the Agent of an executed counterpart to this Amendment from each of the Borrowers and Lenders constituting Majority Lenders (the date of satisfaction of such condition being referred to herein as the “Third Amendment Effective Date”).

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Section 4. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

A. Due Incorporation, Valid Existence and Good Standing; Corporate Power and Authority. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Borrower.

C. No Conflict. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of such Borrower, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which such Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to such Borrower, or (c) the certificate or articles of incorporation or by-laws of such Borrower.

D. Governmental Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery by, or enforcement against, any Borrower of this Amendment, or the performance by, or enforcement against, any Borrower of the Amended Agreement.

E. Binding Obligation. This Amendment has been duly executed and delivered by each Borrower and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

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Section 5. ACKNOWLEDGEMENT AND CONSENT

Each Subsidiary Party hereby acknowledges and agrees that the Subsidiary Guaranty and each of the Collateral Documents (collectively, the “Credit Support Documents”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Subsidiary Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Party to any future amendments to the Credit Agreement.

Section 6. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in Section 13.7 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

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C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

E. Counterparts. This Amendment may be executed in any number of counterparts, and by each party hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be transmitted and/or signed by telefacsimile. The effectiveness of any such signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on the Borrowers, the Agent and all Lenders. The Agent may also require that any such signature be confirmed by a manually-signed copy thereof; provided, however, that the failure to request or deliver any such manually-signed copy shall not affect the effectiveness of any facsimile signature.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWERS:

LEVI STRAUSS & CO.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Vice President and Treasurer

LEVI STRAUSS FINANCIAL CENTER CORPORATION

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

(Third Amendment to Credit Agreement)

SUBSIDIARY PARTIES:

BATTERY STREET ENTERPRISES, INC.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS GLOBAL FULFILLMENT SERVICES, INC.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS GLOBAL OPERATIONS, INC.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS INTERNATIONAL

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS INTERNATIONAL, INC.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

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LEVI’S ONLY STORES, INC.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

NF INDUSTRIES, INC.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

HARTWELL COMMODITIES GROUP

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS-ARGENTINA, LLC

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS RECEIVABLES FUNDING, LLC

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS SECURITIZATION CORP.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

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LEVI STRAUSS SERVICES INC.

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

LEVI STRAUSS, U.S.A., LLC

By:	/s/ Joseph M. Maurer
Name:	Joseph M. Maurer
Title:	Treasurer

(Third Amendment to Credit Agreement)

LENDERS:

BANK OF AMERICA, N.A., as Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender and as Letter of Credit Issuer

By:
Name:
Title:

[Other Lender Signature Pages to Be Provided Separately]

(Third Amendment to Credit Agreement)